SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 24, 2013

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 25, 2013, the Board of Directors (the “Board”) of the Registrant appointed Mr. Jeffrey M. Zwerdling to serve as an independent director of the Board. Mr. Zwerdling will serve as Chair of the Real Estate Committee and as a Member of the Compensation Committee.

There was no arrangement or understanding between Mr. Zwerdling and any other person pursuant to which Mr. Zwerdling was appointed as a director of the Company. Neither Mr. Zwerdling nor any related party has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with Mr. Zwerdling’s service on the Board he will receive an annual director fee of $15,000.

ITEM 8.01 OTHER EVENTS.

On May 2, 2013, the Registrant filed a form 8-K (the “Original 8-K”) to report that WHLR-JENKS, LLC, a Virginia limited liability company (“Jenks”) and a wholly-owned subsidiary of Wheeler REIT, L. P., a Virginia limited liability company of which the Registrant is the sole general partner, entered into an Assignment of Purchase and Sale Agreement (the “Assignment”) with Wheeler Interests, LLC, a Virginia limited liability company (“Wheeler Interests”). Pursuant to the Assignment, for nominal consideration, Jenks succeeded to the rights of Wheeler Interests under that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated April 24, 2013, between Reasor’s, LLC, an Oklahoma limited liability company (“Reasor’s”), and Wheeler Interests to acquire the Jenks Reasor’s Shopping Center located in Tulsa County, Oklahoma (the “Property”). The purchase price for the transaction was $11,400,000 in cash.

As of September 24, 2013, Jenks closed the transaction and acquired the Property for approximately $11,400,000 in cash.

Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, controls Wheeler Interests and is the managing member of Jenks. No director, officer or affiliate of the Registrant is affiliated with Reasor’s.

On September 25, 2013, the Registrant issued a press release relating to the acquisition of the Property. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1	Press Release dated September 25, 2013 relating to the Registrant’s acquisition of the Property.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: September 27, 2013

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